Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





       Date of Report (Date of Earliest Event Reported): September 3, 2003




                        Commission File Number:   333-57780



                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not  Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  Applicable

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
          (None)

     (b)   EXHIBITS.
            (None)

ITEM  8:  Change in Fiscal year                                 Not  Applicable

ITEM  9:  Regulation FD Disclosure
          On September 3, 2003, the registrant issued a press release announcing The signing of product partnering and marketing agreement with Meganet Corporation.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of September, 2003


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      InterCare DX,  Inc.
                                          (Registrant)



Date:  September 3, 2003             By:/s/  Anthony C. Dike
                                      -------------------------
                                          Anthony C. Dike
                                         (Chairman and CEO)































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
          FOR IMMEDIATE RELEASE:  Wednesday September 3, 2003, 6AM EST

INTERCARE ENTERS INTO A PRODUCT PARTNERING AND MARKETING AGREEMENT WITH MEGANET CORPORATION

LOS ANGELES, September 3 2003- Anthony C. Dike, MD, Chairman and CEO of InterCare DX, Inc, . (OTCBB: ICCO), announced today that InterCare has entered into a product partnering and marketing agreement with Meganet Corporation based in Encino, California.

The parties entered into this partnership agreement for the purpose of integrating Meganet's Virtual Matrix Crypto System Technology into ICE Medical Information System.

Under the terms of this agreement, Meganet and InterCare will undertake to customize the ICE software and product line to accommodate all the following Meganet's Technologies: VME Sign for data authenticity; VME Mail for encryption of e-mail at the end-user level; VME BioDrive-for portable patient data storage on a USB drive with biometric authentication.

Each party will cooperatively market and co-brand the products and services that are subject to this agreement to appropriate prospective buyers worldwide.
 "We have great confidence in the talents and synergies presented by this strategic relationship with Meganet, whose innovative technology and experience in data security were major considerations underlying this agreement. We believe that by integrating Meganet's Virutal Matrix Crypto System Technology, into ICE , we would have achieved a great milestone in accommodating one of the most critical requirements of HIPAA, with respect to electronic data confidentiality and security, from a software vendor perspective.'' said Dike. "This partnership will open up a new market that will answer the security needs of our healthcare customers, in this era of HIPAA," said Michael Vaknin, executive vice president, Meganet.

ABOUT  MEGANET  CORPORATION
Meganet Corporation is a client-focused data security company committed to the continual development of revolutionary technologies and innovative information security solutions. Meganet has developed a revolutionary symmetric encryption algorithm coined as Virtual Matrix Encryption (VME). The power of VME results from a unique data mapping technology that creates exceptionally random cipher text and from its ability to use up to a million-bit key. Meganet aims at propelling VME to be the industry's standard for encryption. Established in 1997, Meganet is a privately held California corporation headquartered in Encino, Calif., with offices in New York, Washington and Tel Aviv. (URL:http://www.meganet.com)
             --------------

ABOUT  INTERCARE  DX,  INC.

INTERCARE DX, is an innovative software products development and services company, specializing in developing healthcare management and information systems solutions. The Company develops, markets and resells the InterCare Clinical Explorer (ICE ), which is designed to integrate every aspect of the healthcare enterprise. For additional information, visit www.intercare.com.
                                                              -----------------

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company=s results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company's filings with the Securities and Exchange Commission.

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